SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 24, 1999
                                                         -----------------

                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


            Connecticut                                     06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


 5 Bissell Street, Lakeville, Connecticut                      06039-1868
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.      Other Matters.

             Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, announced earnings for the fourth quarter of 1998 and for year ended December 31, 1998.

             The Board of Directors of Salisbury Bancorp, Inc., also declared a $.12 per share first quarter cash dividend at their February 24, 1999 Board meeting.

             The quarterly cash dividend will be paid on April 30, 1999 to shareholders of record as of March 31, 1999.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             c.       Exhibits.

             99.      Press release dated February 26, 1999

             Exhibit Index                                              Page
             -------------                                              ----

             99.      Press release dated February 26, 1999               3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   March 5, 1999                    SALISBURY BANCORP, INC.


                                          By: /s/ John F. Perotti
                                              -------------------
                                              John F. Perotti, President and
                                              Chief Executive Officer




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